Subsequent Events	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

33. Subsequent events

Change in the composition of the Management Board

On February 2, 2021, the Company announced a change in the composition of the Company’s Management Board. Effective March 1, 2021, Mr. Ludwig Lutter was appointed as the new Chief Financial Officer (CFO) of Biofrontera AG. He takes over from Thomas Schaffer and is responsible for Finance, Administration, Controlling and Human Resources within the Company. Thomas Schaffer left the Company on February 28, 2021, in order to devote himself to new personal endeavors outside the Company. The change in the finance department was made as part of the succession planning by the Supervisory Board and the Management Board already announced in summer 2020.

Successful completion of the capital increase resolved on May 28, 2020

On February 26, 2021, the Company announced the successful completion of the capital increase resolved by the annual general meeting on May 28, 2020. In total, the Company issued 8,969,870 new ordinary shares, bringing their total number to 56,717,385 after registration in the Commercial Register.

The capital measure was fully placed, with the Company raising total gross funds of approximately EUR 24.7 million.

No other subsequent events subject to mandatory reporting occurred after the balance sheet date.